UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K/A



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) August 16, 1999




         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1995-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1996-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1996-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                   NAVISTAR FINANCIAL 1998-A OWNER TRUST AND
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000


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                                                                FORM 8-/A



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On October 6, 1999, Registrant made available an amended Monthly Servicer Certificate for the Period of July 1999 for Navistar Financial 1999-A Owner Trust, which is attached as Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1995-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1996-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1996-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                   NAVISTAR FINANCIAL 1998-A OWNER TRUST AND
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)







Date:   October 6, 1999                     By:/s/ P. E. COCHRAN
------------------------                           --------------------------
                                                   P. E. Cochran
                                                   Vice President & Controller